================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2004

                            COMMERCIAL METALS COMPANY
             (Exact name of registrant as specified in its charter)

           DELAWARE                        1-4304                75-0725338
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                      Identification No.)

    6565 N. MACARTHUR BLVD.                                        75039
         IRVING, TEXAS                                           (Zip Code)
     (Address of principal
      executive offices)

       Registrant's telephone number, including area code: (214) 689-4300

                                 NOT APPLICABLE
          (former name or former address, if changed since last report)

================================================================================

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release (the "Press Release") issued by Commercial Metals Company (the "Company") announcing its financial results for the quarter ended May 31, 2004.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             99.1   Press release dated June 22, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information included in the Press Release is also being furnished under this Item 12.

         The Press Release contains "non-GAAP financial measures" as defined in
Item 10 of Regulation S-K of the Exchange Act. In the Press Release, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             COMMERCIAL METALS COMPANY

                             By:    /s/ WILLIAM B. LARSON
                                    ----------------------------------
                             Name:  William B. Larson
                             Title: Vice President and Chief Financial
                                    Officer

Date: June 22, 2004

                                 EXHIBIT INDEX


Exhibit
No.               Description of Exhibit
-------           ----------------------
 99.1             Press Release dated June 22, 2004.